UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08201

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:  January 31, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein Greater China '97 Fund

Semi-Annual Report

January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 17, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Greater China '97 Fund (the "Fund") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies ("Greater China" refers to the People's Republic of China ("China"), the Hong Kong Special Administrative Region ("Hong Kong") and the Republic of China ("Taiwan")).

Investment Results

The table on page 3 shows the Fund's performance compared to its benchmark the Morgan Stanley Capital International (MSCI) Golden Dragon Index, as well as the Lipper China Region Funds Average (the "Lipper Average"), for the six- and 12-month periods ended January 31, 2006. The MSCI Golden Dragon Index is a composite index consisting of equity securities of companies based in China, Hong Kong and Taiwan. These are the countries in which the great majority of the Fund's securities are located. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark, the MSCI Golden Dragon Index, during both the six- and 12-month periods ended January 31, 2006. The Fund's outperformance during both time frames was primarily due to overweight positions in the energy and health care sectors and an underweight position in financials.

Market Review and Investment Strategy

The Greater China stock markets were generally trading in a range for most of the first half of 2005, as rising interest rates and concerns about China's economic growth dampened investor sentiment. In Taiwan, uncertainties about the strength of the technology cycle hurt market sentiment in the first half of the year. In the second half of 2005, rising interest rates continued to be a drag on the performance of the interest-rate sensitive sectors, particularly in Hong Kong. The renminbi revaluation in July 2005, which resulted in a 2.1% appreciation against the U.S. dollar, sparked renewed interest towards Chinese shares, in particular renminbi asset plays and companies with renminbi revenue. Renewed confidence in the strength of China's economic growth potential was a positive for the region and the stock markets towards the end of the year and going into 2006.

In light of rising interest rates, the Fund was underweight in the financial sector for both the six- and 12-month periods ended January 31, 2006. Additionally, overweight positions were maintained in the consumer and energy sectors. Lastly, the Fund maintained underweight positions in the technology and telecommunications sectors during the periods under review.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 1

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Golden Dragon Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Index and the MSCI Taiwan at 65% Index (the MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI Index series). The Lipper China Region Funds Average (the "Lipper Average") represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. For the six- and 12-month periods ended January 31, 2006, the Lipper Average consisted of 38 and 34 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in Greater China (People's Republic of China (Mainland), Republic of China (Taiwan) and Hong Kong Special Administrative Region) company securities and is subject to greater risk than would a fund with a more diversified portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)

_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

HISTORICAL PERFORMANCE

(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JANUARY 31, 2006
                                                            Returns
                                                      -------------------------
                                                      6 Months    12 Months
-------------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund
   Class A                                             12.86%        21.94%
   Class B                                             12.39%        21.07%
   Class C                                             12.42%        21.23%
   Advisor Class                                       12.99%        22.48%
MSCI Golden Dragon Index                                8.85%        20.88%
Lipper China Region Funds Average                      14.16%        22.30%

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 3

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006
--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                         21.94%             16.76%
5 Year                          9.80%              8.85%
Since Inception*                5.12%              4.59%

Class B Shares
1 Year                         21.07%             17.07%
5 Year                          9.06%              9.06%
Since Inception*                4.37%              4.37%

Class C Shares
1 Year                         21.23%             20.23%
5 Year                          8.99%              8.99%
Since Inception*                4.31%              4.31%

Advisor Class Shares(+)
1 Year                         22.48%             22.48%
5 Year                         10.18%             10.18%
Since Inception*                5.44%              5.44%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
--------------------------------------------------------------
                                               SEC Returns

Class A Shares
1 Year                                             0.70%
5 Year                                             7.15%
Since Inception*                                   3.10%

Class B Shares
1 Year                                             0.39%
5 Year                                             7.29%
Since Inception*                                   2.89%

Class C Shares
1 Year                                             3.40%
5 Year                                             7.26%
Since Inception*                                   2.82%

Advisor Class Shares
1 Year                                             5.58%
5 Year                                             8.46%
Since Inception*                                   3.94%


* Inception dates: 9/3/97 for Class A, Class B, Class C and Advisor Class shares.

    This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAC returns.

See Historical Performance disclosures on page 2.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                           Beginning                Ending
                         Account Value           Account Value            Expenses Paid
                        August 1, 2005          January 31, 2005          During Period*
---------------------------------------------------------------------------------------------
                     Actual   Hypothetical   Actual   Hypothetical**   Actual   Hypothetical
---------------------------------------------------------------------------------------------
Class A              $1,000      $1,000     $1,128.58   $1,013.66      $12.29       $11.62
---------------------------------------------------------------------------------------------
Class B              $1,000      $1,000     $1,123.93   $1,010.03      $16.11       $15.25
---------------------------------------------------------------------------------------------
Class C              $1,000      $1,000     $1,124.22   $1,010.13      $16.01       $15.15
---------------------------------------------------------------------------------------------
Advisor
   Class             $1,000      $1,000     $1,129.93   $1,015.27      $10.58       $10.01
---------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 2.29%, 3.01%, 2.99% and 1.97% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). ** Assumes 5% return before expenses.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 5

PORTFOLIO SUMMARY
January 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $55.2



SECTOR BREAKDOWN*
    21.3%   Finance                                    [PIE CHART OMITTED]
    15.2%   Multi-Industry
    14.5%   Energy
    11.2%   Technology
     8.2%   Basic Industry
     5.3%   Consumer Staples
     4.7%   Consumer Services
     4.6%   Capital Goods
     4.2%   Transportation
     3.2%   Utilities
     1.5%   Consumer Manufacturing
     1.1%   Health Care

     5.0%   Short-Term


COUNTRY BREAKDOWN*
     76.4%   Hong Kong                                 [PIE CHART OMITTED]
     16.8%   Taiwan
      1.8%   China

      5.0%   Short-Term

* All data are as of January 31, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

   Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)


                                                                     Percent of
Company                                           U.S. $ Value       Net Assets
-------------------------------------------------------------------------------

PetroChina Co., Ltd. Cl. H                         $ 2,983,275           5.4%
Taiwan Semiconductor Manufacturing Co., Ltd.         2,579,997           4.7
CNOOC, Ltd.                                          2,573,169           4.7
Shandong Weigao Group Medical Polymer
  Co., Ltd. Cl. H                                    2,159,389           3.9
Hon Hai Precision Industry Co., Ltd.                 1,955,905           3.5
Cheung Kong (Holdings), Ltd.                         1,722,811           3.1
China Life Insurance Co., Ltd. Cl. H                 1,517,586           2.7
Lifestyle International Holdings, Ltd.               1,416,561           2.6
China Merchants Holdings International Co., Ltd.     1,302,349           2.4
China Oilfield Services, Ltd. Cl. H                  1,267,088           2.3
                                                   $19,478,130          35.3%


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 7

PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-93.5%

Finance-21.0%
Banking - Money Center-3.3%
Chinatrust Financial Holding Co., Ltd.                635,494     $     508,697
Dah Sing Banking Group, Ltd.                          200,000           389,445
HSBC Holdings Plc.                                     23,200           387,114
JCG Holdings, Ltd.                                    500,000           528,504
                                                                  -------------
                                                                      1,813,760
                                                                  -------------
Banking - Regional-3.1%
China Construction Bank Cl. H(a)(b)                 2,549,000         1,002,153
Wing Hang Bank, Ltd.                                   52,500           380,121
Wing Lung Bank, Ltd.                                   40,000           315,052
                                                                  -------------
                                                                      1,697,326
                                                                  -------------
Brokerage & Money Management-1.8%
Hong Kong Exchanges & Clearing, Ltd.                  200,000           979,057
                                                                  -------------
Insurance-4.9%
Cathay Financial Holding Co., Ltd.                    600,000         1,121,460
Cathay Financial Holding Co., Ltd. (GDR)(b)             4,200            80,136
China Life Insurance Co., Ltd. Cl. H(a)             1,500,000         1,517,586
                                                                  -------------
                                                                      2,719,182
                                                                  -------------
Real Estate-6.6%
Cheung Kong (Holdings), Ltd.                          160,000         1,722,811
Hongkong Land Holdings, Ltd.(a)                       340,000         1,122,000
Hopewell Holdings, Ltd.                               320,000           806,951
                                                                  -------------
                                                                      3,651,762
                                                                  -------------
Miscellaneous-1.3%
Melco International Development, Ltd.                 456,000           729,765
                                                                  -------------
                                                                     11,590,852
                                                                  -------------
Multi-Industry-15.0%
China Resources Enterprise, Ltd.                      458,000           976,502
Jardine Matheson Holdings, Ltd.                        30,000           507,414
Jiangsu Expressway Co., Ltd. Cl. H                  1,000,000           673,443
Lifestyle International Holdings, Ltd.                949,000         1,416,561
NWS Holdings, Ltd.                                    528,132           840,763
Shandong Weigao Group Medical Polymer Co.,
   Ltd. Cl. H                                       6,980,000         2,159,389
Swire Pacific, Ltd. Cl. A                             118,500         1,106,841
TPV Technology, Ltd.                                  500,000           573,220
                                                                  -------------
                                                                      8,254,133
                                                                  -------------
Energy-14.2%
International-6.5%
China Petroleum and Chemical Corp. (Sinopec)
   Cl. H                                            1,672,000         1,033,557
CNOOC, Ltd.                                         3,000,000         2,573,169
                                                                  -------------
                                                                      3,606,726
                                                                  -------------

_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Oil Service-7.7%
China Oilfield Services, Ltd. Cl. H                 2,500,000     $   1,267,088
PetroChina Co., Ltd. Cl. H                          3,000,000         2,983,275
                                                                  -------------
                                                                      4,250,363
                                                                  -------------
                                                                      7,857,089
                                                                  -------------
Technology-11.1%
Communication Equipment-0.9%
Solomon Systech International, Ltd.                 1,000,000           467,803
                                                                  -------------
Computer Hardware/Storage-1.3%
Asustek Computer, Inc.                                212,000           702,580
                                                                  -------------
Contract Manufacturing-3.5%
Hon Hai Precision Industry Co., Ltd.                  282,396         1,955,905
                                                                  -------------
Networking Software-0.6%
ZTE Corp. Cl. H                                        84,400           336,436
                                                                  -------------
Semiconductor Components-4.8%
MediaTek, Inc.                                          6,500            64,944
Taiwan Semiconductor Manufacturing Co., Ltd.        1,244,011         2,579,997
                                                                  -------------
                                                                      2,644,941
                                                                  -------------
                                                                      6,107,665
                                                                  -------------
Basic Industry-8.1%
Chemicals-2.4%
China Merchants Holdings International Co.,
   Ltd.                                               500,000         1,302,349
                                                                  -------------
Mining & Metals-5.7%
Aluminum Corp. of China, Ltd. Cl. H                   800,000           741,988
Angang New Steel Co., Ltd. Cl. H                    1,000,000           738,797
China Shenhua Energy Co., Ltd. Cl. H(a)               756,500         1,006,837
China Steel Corp.                                     775,000           658,024
                                                                  -------------
                                                                      3,145,646
                                                                  -------------
                                                                      4,447,995
                                                                  -------------
Consumer Staples-5.2%
Alcohol-0.6%
Kingway Brewery Holdings, Ltd.                        856,000           347,266
                                                                  -------------
Beverages-1.1%
Tsingtao Brewery Co., Ltd. Cl. H                      450,000           584,996
                                                                  -------------
Food-1.5%
China Mengniu Dairy Co., Ltd.                         742,000           795,471
                                                                  -------------
Retail - Food & Drug-2.0%
Lianhua Supermarket Holdings, Ltd. Cl. H            1,000,000         1,123,612
                                                                  -------------
                                                                      2,851,345
                                                                  -------------

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 9

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Consumer Services-4.6%
Airlines-0.6%
EVA Airways Corp.                                     807,846     $     337,885
EVA Airways Corp., Rights expiring 3/10/06             67,854               258
                                                                  -------------
                                                                        338,143
                                                                  -------------
Cellular Communications-0.9%
China Mobile (Hong Kong), Ltd.                        100,000           489,612
                                                                  -------------
Retail - General Merchandise-1.6%
Esprit Holdings, Ltd.                                 100,000           873,092
                                                                  -------------
Miscellaneous-1.5%
Li & Fung, Ltd.                                       450,000           838,896
                                                                  -------------
                                                                      2,539,743
                                                                  -------------
Capital Goods-4.6%
Electrical Equipment-2.8%
AU Optronics Corp.                                    747,740         1,111,262
Techtronics Industries Co., Ltd.                      220,000           425,381
                                                                  -------------
                                                                      1,536,643
                                                                  -------------
Machinery-1.8%
Chen Hsong Holdings, Ltd.                             300,000           183,103
Harbin Power Equipment Co., Ltd. Cl. H              1,000,000           796,429
                                                                  -------------
                                                                        979,532
                                                                  -------------
                                                                      2,516,175
                                                                  -------------
Transportation-4.1%
Miscellaneous-4.1%
Shun Tak Holdings, Ltd.                               942,000         1,035,201
Sinotrans, Ltd. Cl. H                               1,800,000           707,494
Zhejiang Expressway Co., Ltd. Cl. H                   800,000           511,715
                                                                  -------------
                                                                      2,254,410
                                                                  -------------
Utilities-3.1%
Electric & Gas Utility-2.1%
Datang International Power Generation Co., Ltd.
   Cl. H                                            1,500,000         1,159,125
                                                                  -------------
Telephone Utility-1.0%
China Telecom Corp., Ltd. Cl. H                     1,474,000           559,712
                                                                  -------------
                                                                      1,718,837
                                                                  -------------
Consumer Manufacturing-1.5%
Textile Products-1.0%
Weiqiao Textile Co., Ltd. Cl. H                       360,000           552,245
                                                                  -------------
Miscellaneous-0.5%
Skyworth Digital Holdings, Ltd.                     2,000,000           288,744
                                                                  -------------
                                                                        840,989
                                                                  -------------

_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------

Health Care-1.0%
Medical Products-1.0%
Tong Ren Tang Technologies Co., Ltd. Cl. H            300,000     $     576,198
                                                                  -------------
Total Common Stocks & Other Investments
   (cost $34,268,125)                                                51,555,431
                                                                  -------------
SHORT-TERM INVESTMENT-4.9%
Time Deposits-4.9%
HSBC Bank
   4.41%, 2/01/06
   (cost $2,700,000)                               $    2,700         2,700,000
                                                                  -------------
Total Investments-98.4%
   (cost $36,968,125)                                                54,255,431
Other assets less liabilities-1.6%                                      903,510
                                                                  -------------
Net Assets-100%                                                   $  55,158,941
                                                                  =============

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144a of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate market value of these securities amounted to $1,082,289 or 2.0% of net assets.

     Glossary :
     GDR - Global Depositary Receipt
     See notes to financial statements.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 11

STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)

Assets
Investments in securities, at value (cost $36,968,125)            $  54,255,431
Cash                                                                     16,888
Foreign cash, at value (cost $1,373,587)                              1,391,775
Receivable for investment securities sold                               795,167
Receivable for capital stock sold                                       718,326
Interest and dividends receivable                                        13,250
                                                                  -------------
Total assets                                                         57,190,837
                                                                  -------------
Liabilities
Payable for investment securities purchased and
   foreign currency transactions                                      1,377,886
Payable for capital stock redeemed                                      399,538
Advisory fee payable                                                     32,178
Distribution fee payable                                                 28,852
Transfer Agent fee payable                                                5,397
Accrued expenses                                                        188,045
                                                                  -------------
Total liabilities                                                     2,031,896
                                                                  -------------
Net Assets                                                        $  55,158,941
                                                                  -------------
Composition of Net Assets
Capital stock, at par                                             $       3,828
Additional paid-in capital                                           38,197,133
Accumulated net investment loss                                        (159,214)
Accumulated net realized loss on investment and
   foreign currency transactions                                       (188,259)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities               17,305,453
                                                                  -------------
                                                                  $  55,158,941
                                                                  =============

Calculation of Maximum Offering Price Per Share

                                                          Net Asset Value and:
                                                    ---------------------------
                                    Shares                Offering  Redemption
Class           Net Assets        Outstanding               Price      Price
------------------------------------------------------------------------------
A              $24,778,779          1,678,682                $15.42*    $14.76
B              $14,708,866          1,043,102                $14.10         --
C              $13,971,616            993,144                $14.07         --
Advisor        $ 1,699,680            113,035                $15.04     $15.04


* Represents the maximum offering price per share which includes a sales charge of 4.25%.

   See notes to financial statements.

_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
   of $27,498)                                    $    506,646
Interest                                                14,196   $    520,842
                                                  ------------
Expenses
Advisory fee                                           180,160
Distribution fee--Class A                               29,310
Distribution fee--Class B                               69,954
Distribution fee--Class C                               62,754
Transfer agency--Class A                                31,412
Transfer agency--Class B                                24,490
Transfer agency--Class C                                20,712
Transfer agency--Advisor Class                           3,156
Custodian                                               75,120
Printing                                                57,609
Administrative                                          42,000
Legal                                                   35,427
Registration                                            34,684
Audit                                                   23,678
Directors' fees                                          8,157
Miscellaneous                                            8,005
                                                  ------------
Total expenses                                         706,628
Less: expenses waived by the Adviser
   (see Note B)                                        (42,000)
Less: expense offset arrangement
   (see Note B)                                         (1,159)
                                                  ------------
Net expenses                                                          663,469
                                                                 ------------
Net investment loss                                                  (142,627)
                                                                 ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                                            (76,465)
   Foreign currency transactions                                        3,573
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                      6,065,943
   Foreign currency denominated
      assets and liabilities                                           17,032
                                                                 ------------
Net gain on investments                                             6,010,083
                                                                 ------------
Net Increase in Net Assets from
   Operations                                                    $  5,867,456
                                                                 ============

See notes to financial statements.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 13

STATEMENT OF CHANGES IN NET ASSETS

                                                 Six Months
                                                   Ended
                                                 January 31,       Year Ended
                                                    2006            July 31,
                                                 (unaudited)          2005
                                                =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)                     $   (142,627)    $     91,836
Net realized gain (loss) on investment and
   foreign currency transactions                      (72,892)         141,166
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated assets
   and liabilities                                  6,082,975        8,908,325
                                                 ------------     ------------
Net increase in net assets from
   operations                                       5,867,456        9,141,327

Dividends and Distributions to
Shareholders from
Net investment income
      Class A                                         (94,793)              -0-
      Advisor Class                                   (10,577)              -0-
Net realized gain on investment and foreign
   currency transactions
      Class A                                         (20,736)              -0-
      Class B                                         (15,426)              -0-
      Class C                                         (13,895)              -0-
      Advisor Class                                    (1,481)              -0-

Capital Stock Transactions
Net decrease                                       (1,056,022)      (1,584,689)
                                                 ------------     ------------
Total increase                                      4,654,526        7,556,638

Net Assets
Beginning of period                                50,504,415       42,947,777
                                                 ------------     ------------
End of period (including accumulated
   net investment loss and undistributed
   net investment income of $(159,214)
   and $88,783, respectively)                    $ 55,158,941     $ 50,504,415
                                                 ============     ============

See notes to financial statements.

_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 15

("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note J) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the specific class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 17

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the fist $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the six months ended January 31, 2006, there were no fees waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2006, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $42,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note J). AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $30,665 for the six months ended January 31, 2006.

For the six months ended January 31, 2006, the Fund's expenses were reduced by $1,159 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares (see Note J). The Distributor has advised the Fund that it has retained front-end sales charges of $3,457 from the sale of Class A shares and received $50, $14,018 and $2,508 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2006.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006, amounted to $43,110, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,242,674 and $991,353 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                                Purchases          Sales
                                              =============    =============

Investment securities (excluding
   U.S. government securities)                $   7,046,058    $   9,915,924
U.S. government securities                               -0-              -0-

At January 31, 2006, the cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                  $  17,847,361
Gross unrealized depreciation                                       (560,055)
                                                               -------------
Net unrealized appreciation                                    $  17,287,306
                                                               =============

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 19

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E
Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.


Transactions in capital stock were as follows:

                          Shares                            Amount
            -------------------------------   --------------------------------
            Six Months Ended                  Six Months Ended
            January 31, 2006     Year Ended   January 31, 2006      Year Ended
                 (unaudited)  July 31, 2005         (unaudited)  July 31, 2005
            ----------------  -------------   -----------------  -------------
Class A
Shares sold          516,981        626,170       $   7,041,159  $   7,580,040
Shares issued in
   reinvestment
   of dividends
   and distributions   7,426             -0-             92,824             -0-
Shares converted
   from Class B       58,555         27,101             767,136        331,493
Shares redeemed      435,890)      (769,641)         (5,728,563)    (9,194,859)
Net increase
   (decrease)        147,072       (116,370)      $   2,172,556  $  (1,283,326)


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                          Shares                            Amount
            -------------------------------   --------------------------------
            Six Months Ended                  Six Months Ended
            January 31, 2006     Year Ended   January 31, 2006      Year Ended
                 (unaudited)  July 31, 2005         (unaudited)  July 31, 2005
            ----------------  -------------   -----------------  -------------
Class B
Shares sold           78,392        203,353       $     980,406  $   2,360,867
Shares issued in
   reinvestment of
   distributions       1,074             -0-             12,829             -0-
Shares converted
   to Class A        (61,367)       (28,338)           (767,136)      (331,493)
Shares redeemed     (143,624)      (252,296)         (1,800,020)    (2,895,199)
Net decrease        (125,525)       (77,281)      $  (1,573,921)  $   (865,825)

Class C
Shares sold          112,184        280,653       $   1,410,738   $  3,264,255
Shares issued in
   reinvestment
   of distributions      848             -0-             10,120             -0-
Shares redeemed     (144,714)      (321,552)         (1,797,884)    (3,708,947)
Net decrease         (31,682)       (40,899)      $    (377,026)  $   (444,692)

Advisor Class
Shares sold           34,524        192,036       $     466,078   $  2,350,726
Shares issued in
   reinvestment
   of dividends
   and distributions     408             -0-              5,191             -0-
Shares redeemed     (132,443)      (107,707)         (1,748,900)    (1,341,572)
Net increase
   (decrease)        (97,511)        84,329       $  (1,277,631)  $  1,009,154


NOTE F
Risks Involved in Investing in the Fund

Concentration of Risk-- Investing in securities of foreign companies involves special risk which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 76% of its net assets in Hong Kong equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 21 exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2006.

NOTE H
Distributions to Shareholders

The tax character for distributions to be paid for the fiscal year ending July 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2005 and July 31, 2004 were as follows:

                                               2005                2004
                                           ============        ============
Distributions paid from:
   Ordinary income                         $         -0-       $     89,585
                                           ------------        ------------
Total taxable distributions                          -0-             89,585
                                           ------------        ------------
Total distributions paid                   $         -0-       $     89,585
                                           ------------        ------------

As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income                            $     95,112
Undistributed long term capital gain                                 40,559
Accumulated capital and other losses                                 (6,329)(a)
Unrealized appreciation/(depreciation)                           11,118,090(b)
                                                               ------------
Total accumulated earnings/(deficit)                           $ 11,247,432
                                                               ============

(a) During the year ending July 31, 2005, the Fund utilized $103,660 of capital loss carryforward.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting

_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 23 the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and

_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 25 unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

NOTE J
Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 27

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period

                                                                 Class A
                                          -------------------------------------------------------
                         Six Months
                               Ended
                         January 31,                           Year Ended July 31,
                                2006       ----------------------------------------------------------
                         (unaudited)            2005         2004        2003        2002        2001
                          ---------------------------------------------------------------------------
Net asset value,
   beginning of period       $ 13.16         $ 10.75      $  8.82     $  7.55     $  8.45     $ 10.34
                          ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a)(b)           (.02)            .07         (.04)(c)     .04         .09        (.01)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                  1.69            2.34         2.01        1.32        (.99)      (1.88)
                          ----------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations               1.67            2.41         1.97        1.36        (.90)      (1.89)
                          ----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income         (.06)             -0-        (.04)       (.09)         -0-         -0-
Distributions from net
  realized gains on
  investment and
  foreign currency
  transactions                  (.01)             -0-          -0-         -0-         -0-         -0-
                          ----------------------------------------------------------------------------
Total dividends and
  distributions                 (.07)             -0-        (.04)       (.09)         -0-         -0-
Net asset value,
  end of period              $ 14.76         $ 13.16      $ 10.75     $  8.82     $  7.55     $  8.45
                         =============================================================================
Total Return
Total investment return
  based on
  net asset value(d)           12.86%          22.42%       22.30%      18.35%     (10.65)%    (18.28)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)            $24,779         $20,163      $17,719      $3,958      $2,253      $2,039
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements      2.29%(e)(f)     2.32%(g)     2.38%       2.50%       2.50%       2.51%(g)
  Expenses, before
    waivers/reimbursements      2.47%(e)(f)     2.52%        2.94%       9.24%      10.82%       9.50%
  Net investment
    income (loss)(b)            (.17)%(e)(f)     .60%        (.37)%(c)    .58%       1.18%       (.09)%
Portfolio turnover rate           15%             42%          89%        102%         63%         64%


See footnote summary on page 32.

_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

Selected data for a share of capital stock outstanding throughout each period

                                                                          Class B
                                                  ---------------------------------------------------------
                            Six Months
                                 Ended
                           January 31,                               Year Ended July 31,
                                  2006            ------------------------------------------------------------
                           (unaudited)              2005           2004           2003        2002        2001
                           -----------------------------------------------------------------------------------
Net asset value,
   beginning of period         $ 12.56           $ 10.33        $  8.52        $  7.30     $  8.21     $ 10.13
                           -----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a)(b)             (.06)             (.02)          (.12)(c)       (.01)        .03        (.07)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                    1.61              2.25           1.95           1.27        (.94)      (1.85)
                           ------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                 1.55              2.23           1.83           1.26        (.91)      (1.92)
                           ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income             -0-               -0-          (.02)          (.04)         -0-         -0-
Distributions from net
  realized gains on
  investment and
  foreign currency
  transactions                    (.01)               -0-            -0-            -0-         -0-         -0-
                      v  --------------------------------------------------------------------------------------
Total dividends and
  distributions                   (.01)               -0-          (.02)          (.04)         -0-         -0-
Net asset value,
  end of period                $ 14.10           $ 12.56        $ 10.33        $  8.52     $  7.30     $  8.21
                           ====================================================================================
Total Return
Total investment return
  based on
  net asset value(d)             12.39%            21.59%         21.41%         17.32%     (11.08)%    (18.95)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)              $14,709           $14,676        $12,872         $4,632      $3,266      $3,234
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements        3.01%(e)(f)       3.04%(g)       3.18%          3.20%       3.20%       3.21%(g)
  Expenses, before
    waivers/reimbursements        3.19%(e)(f)       3.24%          3.79%          9.98%      11.56%      10.28%
  Net investment
    income (loss)(b)              (.83)%(e)(f)      (.13)%        (1.11)%(c)      (.11)%       .41%       (.81)%
Portfolio turnover rate             15%               42%            89%           102%         63%         64%


See footnote summary on page 32.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 29

Selected data for a share of capital stock outstanding throughout each period

                                                                            Class C
                                               ------------------------------------------------------------------
                               Six Months
                                    Ended
                              January 31,                               Year Ended July 31,
                                     2006      ------------------------------------------------------------------
                              (unaudited)              2005           2004           2003        2002        2001
                              -----------------------------------------------------------------------------------
Net asset value,
   beginning of period            $ 12.53           $ 10.30        $  8.50        $  7.30     $  8.21     $ 10.13
                           --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                (.06)             (.01)          (.12)(c)       (.01)        .04        (.08)
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                       1.61              2.24           1.94           1.25        (.95)      (1.84)
                              -----------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                    1.55              2.23           1.82           1.24        (.91)      (1.92)
                              -----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income                -0-               -0-          (.02)          (.04)         -0-         -0-
Distributions from net
  realized gains on
  investment and
  foreign currency
  transactions                       (.01)               -0-            -0-            -0-         -0-         -0-
                              -----------------------------------------------------------------------------------
Total dividends and
  distributions                     (.01)               -0-          (.02)          (.04)         -0-         -0-
Net asset value,
  end of period                  $ 14.07           $ 12.53        $ 10.30        $  8.50     $  7.30     $  8.21
                             ====================================================================================
Total Return
Total investment return
  based on
  net asset value(d)                12.42%            21.65%         21.34%         17.05%     (11.08)%    (18.95)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                 $13,972           $12,838        $10,978         $4,856      $1,302        $877
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements           2.99%(e)(f)       3.02%(g)       3.15%          3.20%       3.20%       3.21%(g)
  Expenses, before
    waivers/reimbursements           3.17%(e)(f)       3.22%          3.75%         10.19%      11.28%      10.13%
  Net investment
    income (loss)(b)                 (.85)%(e)(f)      (.10)%        (1.07)%(c)      (.15)%       .50%       (.84)%
Portfolio turnover rate                15%               42%            89%           102%         63%         64%

See footnote summary on page 32.

_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

Selected data for a share of capital stock outstanding throughout each period

                                                                        Advisor Class
                                                  -------------------------------------------------------------
                               Six Months
                                    Ended
                              January 31,                            Year Ended July 31,
                                     2006         -------------------------------------------------------------
                              (unaudited)              2005           2004        2003        2002        2001
                              ---------------------------------------------------------------------------------
Net asset value,
   beginning of period            $ 13.43           $ 10.93        $  8.94     $  7.66     $  8.53     $ 10.41
                              ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss)(a)(b)                 .04               .07           (.02)(c)     .08         .10         .06
Net realized and
  unrealized gain (loss)
  on investment and
  foreign currency
  transactions                       1.68              2.43           2.05        1.31        (.97)      (1.94)
                              ---------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                    1.72              2.50           2.03        1.39        (.87)      (1.88)
                              ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from
  net investment income              (.10)               -0-          (.04)       (.11)         -0-         -0-
Distributions from net
  realized gains on
  investment and
  foreign currency
  transactions                       (.01)               -0-            -0-         -0-         -0-         -0-
                              ---------------------------------------------------------------------------------
Total dividends and
  distributions                      (.11)               -0-          (.04)       (.11)         -0-         -0-
Net asset value,
  end of period                   $ 15.04           $ 13.43        $ 10.93     $  8.94     $  7.66     $  8.53
                              =================================================================================
Total Return
Total investment return
  based on
  net asset value(d)                12.99%            22.87%         22.72%      18.55%     (10.20)%    (18.06)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                  $1,699            $2,827         $1,379        $309        $196        $386
Ratio to average net
  assets of:
  Expenses, net of
    waivers/reimbursements           1.97%(e)(f)       2.00%(g)       2.14%       2.20%       2.20%       2.21%(g)
  Expenses, before
    waivers/reimbursements           2.15%(e)(f)       2.20%          2.71%       8.69%      10.57%       9.35%
  Net investment
    income (loss)(b)                  .72%(e)(f)        .55%          (.13)%(c)   1.14%       1.28%        .71%
Portfolio turnover rate                15%               42%            89%        102%         63%         64%

See footnote summary on page 32.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 31

(a) Based on average shares outstanding.

(b) Net of expenses waived/reimbursed by the adviser.

(c) Net of expenses waived by the transfer agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

(f) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below, the net expense ratios were as follows:

                                     Year Ended July 31,
                                     -------------------
                                        2005     2001
                                     -------------------
   Class A                              2.31%    2.50%
   Class B                              3.04%    3.20%
   Class C                              3.02%    3.20%
   Advisor Class                        2.00%    2.20%

_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

RESULTS OF STOCKHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Greater China '97 Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 19, 2005 Meeting, the required number of outstanding shares voted in favor of the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the proposal was approved. With respect to the second item of business, the amendment and restatement of the Fund's charter, an insufficient number of required outstanding shares voted in favor of the proposal and, therefore, the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                  Voted For             Withheld Authority
                               ----------------------------------------------
David H. Dievler                  2,152,203                   88,714
William H. Foulk, Jr.             2,151,774                   89,143

2. The amendment and restatement of the Fund's charter, which repealed in its entirety all currently existing charter provisions and substituted in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Fund's Proxy Statement as Appendix D.

                                      Voted                        Broker
                     Voted For      Against      Abstained      Non-Votes
                -------------------------------------------------------------
                     1,588,546       63,441         60,708              0

3. The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

                                                Voted                  Broker
                                  Voted For   Against   Abstained   Non-Votes
                          ------------------------------------------------------
3.B. Issuing Senior Securities    1,552,382   113,975      12,995     561,565
     and Borrowing Money

3.D. Concentration of             1,569,520    97,183      12,649     561,565
     Investments

3.E. Real Estate and              1,553,862   111,467      14,023     561,565
     Companies that Deal
     in Real Estate

3.F. Commodities, Commodity       1,556,258   110,445      12,649     561,565
     Contracts and Futures
     Contracts

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 33

                                                Voted                  Broker
                                  Voted For   Against   Abstained   Non-Votes
                          ------------------------------------------------------
3.G. Loans                        1,552,857   112,452      14,044     561,565

3.H. Joint Securities Trading     1,550,430   115,427      13,495     561,565
     Accounts

3.I. Exercising Control           1,559,941    95,202      24,209     561,565

3.L. Purchases of Securities      1,555,760   110,943      12,649     561,565
     on Margin

3.M. Short Sales                  1,568,011    97,422      13,919     561,565

3.N. Pledging, Hypothecating,     1,550,485   116,218      12,649     561,565
     Mortgaging, or Otherwise
     Encumbering Assets

_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
David H. Dievler(1)

OFFICERS

Marc O. Mayer, President and Chief Executive Officer
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Manish Singhai(2), Vice President
Vernon Yu(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter
AllianceBernstein Investments Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor
   Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Emerging Market Growth Research Team. Mr. Manish Singhai and Mr. Vernon Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 35

ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------------------------------------
Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------------------------------------
Growth Funds
-------------------------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------------------------------------------
Value Funds
-------------------------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-------------------------------------------------------------------------------
Taxable Bond Funds
-------------------------------------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------------------------------------
Municipal Bond Funds
-------------------------------------------------------------------------------
National            Michigan
Insured National    Minnesota
Arizona             New Jersey
California          New York
Insured California  Ohio
Florida             Pennsylvania
Massachusetts       Virginia

-------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------------------------------------
Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-------------------------------------------------------------------------------
Retirement Strategies Funds
-------------------------------------------------------------------------------
2000 Retirement Strategy   2015 Retirement Strategy   2030 Retirement Strategy
2005 Retirement Strategy   2020 Retirement Strategy   2035 Retirement Strategy
2010 Retirement Strategy   2025 Retirement Strategy   2040 Retirement Strategy
                                                      2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Greater China '97 Fund, Inc., (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to
Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.
     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.
     5.   Possible economies of scale as the Fund grows larger.
     6. Nature and quality of the adviser's services, including the performance of the Fund.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 37

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                 Advisory Fee Based on % of
                                                  Average Daily Net Assets
-----------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund, Inc.    First $2.5 billion     .75%
                                                  Next $2.5 billion      .65%
                                                  Excess of $5 billion   .60%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. For the most recent completed fiscal year, the Adviser waived its reimbursement of $109,500 or .25% of average daily net assets as a result of the Fund's expense ratio being higher than its expense cap.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. Pro-forma expense ratio is also set forth below.

                                Expense Cap
                                pursuant to
                                  Expense
                                 Limitation       Pro-Forma       Fiscal
                                Undertaking     Expense Ratio*   Year End
---------------------------------------------------------------------------
AllianceBernstein Greater      Advisor-2.20%         2.19%       July 31,
     China '97 Fund, Inc.      Class A-2.50%         2.54%         2004
                               Class B-3.20%         3.27%
                               Class C-3.20%         3.25%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and


* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.

_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund. The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. With respect to the Fund, the Adviser represented that there are no offshore retail mutual funds of similar investment style.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*


                                                Lipper Group
                                      Fee          Median        Rank
-------------------------------------------------------------------------------
AllianceBernstein Greater China
   '97 Fund, Inc.                     0.750        1.250         1/5


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 39

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group* and Lipper Expense Universe**. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:


                                         Lipper      Lipper              Lipper
                            Expense     Universe    Universe   Lipper     Group
                             Ratio       Median       Rank   Group Rank  Median
-------------------------------------------------------------------------------
AllianceBernstein Greater
     China '97 Fund, Inc.    2.381       2.262        4/6       4/5       2.142


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Fund was unprofitable to the Adviser during calendar year 2004 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Eule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for pro-


* Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.

_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND viding brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                             Amount Received
------------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund, Inc.                  $   26,091

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                  12b-1 Fee
                                                  Received**    CDSC Received
------------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund, Inc.   $   283,800     $   87,149

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

** 12b-1 amounts are gross amounts paid to ABIRM.

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 41

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                 AGIS Fee
-----------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund, Inc.                  $   66,000

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

The information prepared by Lipper showed the 1, 3 and 5 year performance ranking of the Fund's relative to its Lipper Universe:

                                                   Performance Year
                                       Rank in Performance Universe for Periods
                                                 Ended March 31, 2005
-------------------------------------------------------------------------------
                                       1                  3                  5
-------------------------------------------------------------------------------
AllianceBernstein Greater China
     '97 Fund, Inc.                   4/6                1/5                2/5


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005

_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 43

NOTES

_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GC-0152-0106

ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the Registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------------------------------------------------
12 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to Section

               302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. (Registrant): AllianceBernstein Greater China '97 Fund, Inc.


By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    March 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    March 31, 2006


By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    March 31, 2006